Interim Condensed Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2024	Jun. 30, 2023
Income Statement [Abstract]
Revenues		$ 394	$ 12
Expenses:
Cost of revenues		(315)	(3)
Research and development, net		(1,616)	(1,560)
Sales and marketing expenses		(1,083)	(1,050)
General and administrative expenses		(1,601)	(1,453)
OPERATING LOSS		(4,221)	(4,054)
FINANCING INCOME, NET		11	158
NET LOSS AND TOTAL COMPREHENSIVE LOSS		$ (4,210)	$ (3,896)
Net loss per ordinary share, basic (in Dollars per share)		$ (0.21)	$ (0.26)
Weighted average number of ordinary shares outstanding basic (in Shares)	[1]	20,392,984	15,254,457

[1]	The weighted average number of ordinary shares is excluding the warrants and options described in note 4 below as they are anti-dilutive.